EXHIBIT 99.7
JOINT FILING AGREEMENT
In accordance with Rule 13d−1(k)(l) under the Securities Exchange Act of 1934, as amended, each of the undersigned hereby agrees to the joint filing, along with all other such undersigned, on behalf of the Reporting Persons (as defined in the joint filing), of a statement on Schedule 13D (including amendments thereto) with respect to the common stock, par value $0.0001, of the Issuer (as defined in the attached amendment to Schedule 13D), and agrees that this agreement be included as an Exhibit to such joint filing.  This agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

[Signature Page Follows]

IN WITNESS WHEREOF, each of the undersigned has executed this Joint Filing Agreement as of February 17, 2017.

MORGAN STANLEY

By:	/s/ Christina Huffman
	Name:	Christina Huffman
	Title:	Authorized Signatory

MS HOLDINGS INCORPORATED

By:	/s/ Christina Huffman
	Name:	Christina Huffman
	Title:	Vice President

MORGAN STANLEY PRIVATE EQUITY ASIA III, INC.

By:	/s/ Christopher L. O’Dell
	Name:	Christopher L. O’Dell
	Title:	Vice President

MORGAN STANLEY PRIVATE EQUITY ASIA III, L.L.C.

By:	Morgan Stanley Private Equity Asia III, Inc., its managing member

By:	/s/ Christopher L. O’Dell
	Name:	Christopher L. O’Dell
	Title:	Vice President

NORTH HAVEN PRIVATE EQUITY ASIA III, L.P.

By:	Morgan Stanley Private Equity Asia III, L.L.C., its general partner

By:	Morgan Stanley Private Equity Asia III, Inc., its managing member

By:	/s/ Christopher L. O’Dell
	Name:	Christopher L. O’Dell
	Title:	Vice President

[Signature Page to Joint Filing Agreement]

MORGAN STANLEY PRIVATE EQUITY ASIA EMPLOYEE INVESTORS III, L.P.

By:	Morgan Stanley Private Equity Asia III, L.L.C., its general partner

By:	Morgan Stanley Private Equity Asia III, Inc., its managing member

By:	/s/ Christopher L. O’Dell
	Name:	Christopher L. O’Dell
	Title:	Vice President

MORGAN STANLEY PRIVATE EQUITY ASIA III HOLDINGS (CAYMAN) LTD

By:	/s/ Ivan John Sutlic
	Name:	Ivan John Sutlic
	Title:	Sole Director

MSPEA MODIFIED PLASTICS HOLDING LIMITED

By:	/s/ Ivan John Sutlic
	Name:	Ivan John Sutlic
	Title:	Director

[Signature Page to Joint Filing Agreement]